SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) May 27, 1999





                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    As previously announced, on January 6, 1999 Associates First Capital Corporation ("First Capital" or the "Registrant") acquired the assets and assumed the liabilities of Avco Financial Services, Inc. ("Avco"). Prior to this transaction, Avco had the fourth largest U.S. consumer finance branch network and well-established operations in international markets served by First Capital including Canada, the United Kingdom and Puerto Rico. Avco also provided the Registrant with access to new markets in Australia, Hong Kong, France, Sweden, Spain, New Zealand, Ireland and India. Accordingly, the Avco acquisition resulted in a significant change in the worldwide scope of the audit related work to be performed by the Registrant's certifying accountant.

    First Capital has historically engaged PricewaterhouseCoopers LLP ("PwC") as its worldwide certifying accountant while Avco has historically engaged Ernst & Young LLP ("E&Y"). As a result of the Avco acquisition, a process was undertaken to review the Registrant's certifying accountant. Effective June 1, 1999, E&Y will replace PwC as First Capital's ongoing worldwide certifying accountant. This change was recommended by management and approved by First Capital's Board of Directors on May 27, 1999. The Registrant maintains a high regard for PwC and is grateful for the work it has performed.

    The reports of PwC for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and subsequent interim periods preceding the date of this report there were no:

             (i) disagreements between First Capital and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreement or disagreements in their reports on the financial statements for such years.

             (ii) reportable events involving PwC that would have required disclosure under Item 304(a)(1)(v) of Section 304 of Regulation S-K.

             (iii) written or oral consultations between First Capital and E&Y regarding either the specific application of accounting principles or the type of audit opinion that might be rendered on the Registrant's financial statements that was considered an important factor by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was the subject of a disagreement or a reportable event.

The Registrant requested, and PwC has furnished, a letter addressed to the Securities and Exchange Commission stating that PwC agrees with the above statements that pertain to PwC. A copy of such letter, dated May 28, 1999, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  EXHIBITS.

       Exhibit 16.1 -Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ASSOCIATES FIRST CAPITAL CORPORATION



                               By: /S/ John F. Stillo
                                   Executive Vice President and Comptroller

Date: May 28, 1999